                MORGAN STANLEY QUALITY MUNICIPAL INVESTMENT TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                        NOVEMBER 1, 2007 - APRIL 30, 2008

                                                               AMOUNT OF     % OF
                                       OFFERING     TOTAL       SHARES     OFFERING  % OF FUNDS
   SECURITY      PURCHASE/   SIZE OF  PRICE OF    AMOUNT OF    PURCHASED  PURCHASED     TOTAL                        PURCHASED
   PURCHASED    TRADE DATE  OFFERING   SHARES      OFFERING     BY FUND    BY FUND     ASSETS         BROKERS          FROM
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                                                                                                  Bear Stearns &
                                                                                                  Co. Inc., Banc
                                                                                                    of America
                                                                                                  Securities LLC,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Ferris Baker
   District                                                                                           Watts,
Columbia Water                                                                                     Incorporated,
  & Sewer AU     04/10/08      --     $103.450   $290,375,000     265,000   0.09%   0.24%                         Morgan Stanley &
  5.000% due                                                                                           Co.,
  10/01/2025                                                                                       Incorporated,   Bear Stearns
                                                                                                   Citi, Jackson
                                                                                                    Securities,
                                                                                                      Siebert
                                                                                                  Brandford Shank
                                                                                                    & Co., LLC

                                                                                                  Bear Stearns &
                                                                                                  Co. Inc., Banc
                                                                                                    of America
                                                                                                  Securities LLC,
                                                                                                   Loop Capital
                                                                                                   Markets, LLC,
                                                                                                   Ferris Baker
   District                                                                                           Watts,
Columbia Water                                                                                     Incorporated,
  & Sewer AU     04/10/08      --      $102.781  $290,375,000   265,000   0.09%   0.24%                                 Morgan Stanley &
  5.000% due                                                                                           Co.,
  10/01/2025                                                                                       Incorporated,   Bear Stearns
                                                                                                   Citi, Jackson
                                                                                                    Securities,
                                                                                                      Siebert
                                                                                                  Brandford Shank
                                                                                                    & Co., LLC

  New York NY    04/16/08      --     $103.159   $475,000,000.00 $455,000   0.09%  0.24% Banc of America,
            DEPFA Bank PLC,
            Morgan Stanley
             & Wachovia

                                                                           Banc of
                                                                                                                     America